Exhibit 10.26

Supplier: Anyang City Yubei Gold and Lead Co., Ltd
Buyer: Changxing Chisen Electric Co., Ltd
Contract no.: 091124-01
Contract date: November 24, 2009

Product name	Model	Qty (ton)	Unit price	Amount (RMB)	Remarks
	International 1#	200	15,800	3,160,000	/
Total	RMB 3,160,000				

Use standard GB/T469-2005 as a quality benchmark

Supplier bears the transportation cost

Calculation of the product weight – allowable discrepancy 0.1%

Supplier shall use standard GB/T469-2005 as a quality benchmark to support product. If there is any defect, buyer must keep the original packing and buyer must notify the seller within two days after the goods are received.

Settlement: full payment, supplier provide VAT invoice

Signed parties
Supplier: Anyang City Yubei Gold and Lead Co., Ltd
Buyer: Changxing Chisen Electric Co., Ltd

长兴昌盛电气有限公司

合同审批签单

合同名称	购销合同		业务单位	安阳市豫北金铅有限责任公司	
制定部门	采购部 陆某	部门主管签字	吴建峰	制定日期	2009.11.24
公司主管 领导审核	签字：李云华 2009 年 11 月 24 日				
行政办公室编号	CS-HT-PU-2009-117 签字：徐剑平 09 年 11 月 24 日				
常年法律顾问审查 （或委托人）	2009.11.24 签字：曹红梅 09 年 11 月 24 日				
财务审核	签字：沈杰 09 年 11 月 24 日				
法人或法人 授权代表批准	签字： 年 月 日				

购销合同

同意发行

供方：安阳市豫北金铅有限责任公司
需方：长兴晶盛电气有限公司

合同编号：091124-01
签订地点：河南安阳
签订日期：2009 年 11 月 24 日

一、产品名称、生产厂家、规格型号、数量、单价、金额、备注：

产品名称/生产厂家	规格型号	数量（吨）	单价（元）	金额(元)	备注
电解铅/豫北金铅	国标 1#	200	15800	3160000	
合计人民币（大写）	叁佰壹拾陆万圆整				

二、产品质量要求技术标准：执行 GB/T469-2005 标准。

三、运输费用负担：运费需方承担。货送至嘉兴，运费由嘉兴结

四、合理损耗及计算方法：以供方过磅数量为准，合理磅差为 0.1%。

五、验收标准、方法及提出异议期限：供方按 GB/T469-2005 壹号电解铅标准供货，需方如有质量异议应保持产品原装，并在货到后两日内提出，逾期不提出异议视为合格。

六、结算方式：全款，款到发货，供方提供 17%的增值税发票（货款发票）。

七、违约责任：双方协商，协商不成由供方所在法院解决。

八、其它违约事项：本合同双方签字盖章生效（传真件同原件一样有效）。

供方	需方
单位名称(章)：安阳市豫北金铅有限责任公司	单位名称(章)：长兴晶盛电气有限公司
单位地址：安阳市龙安区田	单位地址：
委托代理人：孙	委托代理人：
电话：0372-2744828	电话：0572-6267265
传真：0372-2745588	传真：05726267255
开户银行：农行安阳市市区支行	开户银行：
帐号：301362101040004051	帐号：
税号：410522739077575	税号：
邮政编码：455000	邮政编码：